NOTE PURCHASE AGREEMENT

This NOTE PURCHASE AGREEMENT (this "Agreement"), dated as of November 13, 2009, is entered into by and between Leon Frenkel, an individual (the "Seller"), and St. George Investments, LLC, an Illinois limited liability company (the "Buyer"), for the purchase by the Buyer of certain debt securities held by the Seller as described below.

RECITALS

A. The Seller made a loan (the "Loan") in an amount equal to $286,622.68 to Drinks Americas Holdings, Ltd., a Delaware corporation (the "Company"), as evidenced by that certain Convertible Promissory Note dated March 1, 2009 made by the Company in favor of the Seller and having a principal amount equal to the amount of the Loan (the "Note"), which Note amends and restates a prior note made by the Company in favor of the Seller dated October 16, 2006.

B. The Note is currently in default and interest has accrued thereunder such that the total amount owing under the Note as of the date hereof is equal to $309,839.00.

C. Upon the terms and conditions set forth in this Agreement, the Seller proposes to sell, transfer and assign to the Buyer, and the Buyer agrees to purchase from the Seller, the Note for the consideration set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

1.1 Definitions. As used in this Agreement, the following terms have the meanings indicated:

"Accredited Investor" has the meaning set forth in Section 4.6 of this Agreement.

"Agreement" has the meaning set forth in the preamble to this Agreement.

"Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in the State of Illinois are authorized or required by law or executive order to close.

"Closing" has the meaning set forth in Section 2.2 of this Agreement.

"Closing Date" has the meaning set forth in Section 2.2 of this Agreement.

"Governmental Authority" means any federal, state, municipal, local, foreign or other judicial, administrative, legislative or regulatory agency, department or commission, tribunal, arbitration panel, commission or other governmental or quasi-governmental authority, paristatal agency or dispute-resolving body of competent jurisdiction or other similar entity (including any branch, department or official thereof).

"Lien" means any mortgage, title defect or objection, judgment, claim, charge, deed of trust, pledge, hypothecation, assignment, encumbrance, lien (statutory or other) or preference, priority, right or other security interest or preferential arrangement of any kind or nature whatsoever.

"Note Purchase Price" has the meaning set forth in Section 2.1

"Orders" means any judgment, injunction, writ, award, decree or order of any nature.

"Person" means any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, Governmental Authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

"Requirement of Law" means, as to any Person, any law, statute, treaty, rule, regulation, right, privilege, qualification, license or franchise or determination of an arbitrator or a court or other Governmental Authority or stock exchange, in each case applicable or binding upon such Person or any of its property or to which such Person or any of its property is subject or pertaining to any or all of the transactions contemplated or referred to herein.

"Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

ARTICLE II

PURCHASE OF THE NOTE

2.1 Purchase and Sale of Debt. Subject to the terms and conditions set forth herein, the Seller agrees to sell, transfer and assign to the Buyer, and the Buyer agrees to purchase the Note, for the purchase price of $309,839.00 (the "Note Purchase Price").

2.2 Closing. The closing of the sale and purchase of the Note (the "Closing ") shall take place at 10:00 a.m., local time, on the date hereof, or at such other time, place and date that the Seller and the Buyer may agree in writing (the "Closing Date "). On the Closing Date, upon payment to the Seller of the Note Purchase Price from the Buyer, the Seller shall assign to the Buyer the original Note in definitive form and registered in the name of the Buyer.

2.3 Further Assurances. Each of the parties shall execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations or other actions by, or giving any notices to, or making any filings with, any

Governmental Authority or any other Person) as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

2.4 Sale and Transfer Taxes. Any taxes and any transfer, recording or similar fees and charges arising out of or in connection with the transfer of the Note contemplated by this Agreement shall be borne by the Seller.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE SELLER

The Seller represents and warrants to the Buyer, as of the date of this Agreement, as follows:

3.1 Existence and Power. The Seller is an individual of legal capacity and authority to execute, deliver and perform his obligations hereunder.

3.2 Authorization. The execution, delivery and performance by the Seller of this Agreement and the transactions contemplated hereby and thereby have been duly authorized by all necessary company action.

3.3 Binding Effect. This Agreement has been duly executed and delivered by the Seller and constitutes the legal, valid and binding obligations of the Seller, enforceable against the Seller in accordance with its terms, except as enforceability may be limited by applicable laws or regulations under Title 11 of the United State's Code or similar laws affecting the enforcement of creditors' rights generally.

3.4 Ownership of Note. The Seller has the sole and unrestricted right to sell and/or transfer the Note. Upon transfer to the Buyer by the Seller of the Note, the Buyer will have good and unencumbered title to the Note, free and clear of any and all liens or claims.

3.5 Broker's, Finder's or Similar Fees. There are no brokerage commissions, finder's fees or similar fees or commissions payable by the Seller in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with the Seller or any action taken by the Seller.

3.6 No Affiliate Status. Seller is not and has not at any time been an Affiliate, as that term is defined in the Securities Act, of the Company.

3.7 Note. The Note represents a valid, enforceable and binding obligation of the Company in the amount of $309,839.00 as of date hereof. The Note has not been amended, modified or altered since March 1, 2009.

3.8 Recitals. All of the information, facts and representations set forth in the Recitals section of this Agreement are in all respects true and accurate as of the date hereof and are incorporated as representations and warranties of the Seller as if set forth in this Section 3.

3.9. Chain of Title. The Note has not been sold, transferred, assigned, exchanged, pledged, hypothecated or encumbered in any way, whether by the Company, the Seller or by any other person. The Seller makes this representation and warranty after due inquiry. Seller has complied in all respects with all securities and other applicable laws in relation with the purchase, holding and transfer of the Note.

3.10 Accredited Investor. The Seller is an "Accredited Investor" within the meaning of Rule 501 of Regulation D under the Securities Act, as presently in effect.

3.12 Information. Seller confirms that the Buyer has made available to Seller and its representatives and agents, that Seller has had the opportunity to ask questions of the Buyer and of the officers and management employees of the Company and to acquire, such additional information about the business, financial condition of the Company, and information about this transaction and the Buyer's agreements and transactions with the Company as the Seller has requested, and all such information has been received. The Seller is a sophisticated investor with experience in the evaluation of ongoing businesses and investments.

3.13 Investigation by the Seller. The Seller has conducted his own independent investigation, review and analysis of the business, operations, assets, liabilities, results of operations, financial condition, technology and prospects of the Company, which investigation, review and analysis was done by the Seller. The Seller acknowledges that it has been provided adequate access to the personnel, properties, premises and records of the Company for such purpose.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE BUYER

The Buyer hereby represents and warrants, as of the date of this Agreement, to the Seller as follows:

4.1 Existence and Power. Buyer is duly organized and validly existing under the laws of the jurisdiction of its formation; and has the requisite power and authority to execute, deliver and perform its obligations hereunder.

4.2 Authorization; No Contravention. The execution, delivery and performance by the Buyer of this Agreement and the transactions contemplated hereby and thereby (a) has been duly authorized by all necessary officers or members of the Buyer, (b) does not contravene the terms of the Buyer's organizational documents, or any amendment thereof, (c) does not materially violate, conflict with or result in any material breach or contravention of, or the creation of any Lien under, any contractual obligation of the Buyer or any Requirement of Law applicable to the Buyer, and (d) does not materially violate any Orders of any Governmental Authority against, or binding upon, the Buyer to the knowledge of the Buyer.

4.3 Governmental Authorization; Third Party Consents. No approval, consent, compliance, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person, and no lapse of a waiting period under any Requirement of Law, is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Buyer, of this Agreement.

4.4 Binding Effect. This Agreement has been duly executed and delivered by the Buyer and constitutes the legal, valid and binding obligations of the Buyer, enforceable against the Buyer in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

4.5 Restricted Securities. The Buyer understands that the Note will not be registered at the time of purchase under the Securities Act.

4.6 Accredited Investor. The Buyer is an "Accredited Investor" within the meaning of Rule 501 of Regulation D under the Securities Act, as presently in effect.

4.7 Broker's, Finder's or Similar Fees. There are no brokerage commissions, finder's fees or similar fees or commissions payable by the Buyer in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with the Buyer or any action taken by the Buyer.

ARTICLE V

CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE BUYER TO CLOSE

The obligation of the Buyer to purchase the Note, to pay the Note Purchase Price therefore at the Closing and to perform any obligations hereunder shall be subject to the satisfaction as determined by, or waiver by, the Buyer of the following conditions on or before the Closing Date:

5.1 Representations, Warranties and Covenants. The representations, warranties and covenants of the Seller contained herein shall be true and correct in all material respects on the date hereof and as of the Closing Date with the same force and effect as though made on and as of the Closing Date, except for those representations and warranties that are expressly limited by their terms to dates or times other than the Closing Date, which representations and warranties need only be true and correct in all material respects as of such other date or time. The Seller shall have performed and complied in all material respects with all covenants and agreements required hereby to be performed or complied with by the Seller on or prior to the Closing Date.

5.2 Opinion Letter. The Company or the Buyer (in the Buyer's sole discretion) shall cause its legal counsel to deliver a written opinion letter, addressed and acceptable to the Buyer and the Company's transfer agent in their sole and individual discretions, indicating the

following: (i) that the shares issuable to Buyer upon conversion of the Note may be resold pursuant to Rule 144 without volume or manner-of-sale restrictions or current public information requirements; and (ii) that the transactions contemplated hereby comport with the requirements of Section 3(a)(9) of the Securities Act.

5.3 No Orders. No Order shall have been issued or litigation initiated by any Governmental Authority to restrain or prohibit, or to obtain damages or a discovery order in respect of, this Agreement or the consummation of the transactions contemplated hereby.

5.4 SEC Filings. The Company shall be current with all of its required filings with the Securities and Exchange Commission (the "SEC").

ARTICLE VI

CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE SELLER TO CLOSE

The obligations of the Seller to sell and transfer the Note and to perform any obligations hereunder, shall be subject to the satisfaction as determined by, or waiver by, the Seller, of the following conditions on or before the Closing Date:

6.1 Representations, Warranties and Covenants. The representations and warranties of the Buyer contained herein shall be true and correct in all material respects on the date hereof and as of the Closing Date with the same force and effect as though made on and as of the Closing Date, except for those representations and warranties that are expressly limited by their terms to dates or times other than the Closing Date, which representations or warranties need only be true and correct in all material respects as of such other date or time. The Buyer shall have performed and complied in all material respects with all covenants and agreements required hereby to be performed or complied with by the Buyer on or prior to the Closing Date.

6.2 No Orders. No Order shall have been issued or litigation initiated by any Governmental Authority to restrain or prohibit, or to obtain damages or a discovery order in respect of, this Agreement or the consummation of the transactions contemplated hereby.

ARTICLE VII

MISCELLANEOUS

7.1 Survival of Representations and Warranties. All of the representations and warranties made herein shall survive the execution and delivery of this Agreement for the maximum time allowable by applicable law.

7.2 Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery:

if to the Seller:

Leon Frenkel
1600 Flat Rock Road
Penn Valley, Pennsylvania 19072

if to the Buyer:

St. George Investments, LLC
303 East Wacker Drive
Suite 311
Chicago, Illinois 60601
Attn: John Fife

With a copy, which shall not constitute notice, to:

Jonathan K. Hansen
Bennett Tueller Johnson & Deere, P.C.
3165 East Millrock Drive
Suite 500
Salt Lake City, Utah 84121

All such notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied.

7.3 Successors and Assigns; Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto. No Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of this Agreement.

7.4 Assignments. This Agreement is assignable by the Buyer; but may not be assigned by the Seller without the prior written consent of the Buyer.

7.5 Amendment and Waiver. No failure or delay on the part of a party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to a party hereto at law, in equity or otherwise. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to

any departure by the Seller or the Buyer from the terms of any provision of this Agreement, shall be effective (i) only if it is made or given in writing and signed by the Seller and the Buyer and (ii) only in the specific instance and for the specific purpose for which made or given.

7.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The parties hereto confirm that any telecopy copy or electronic copy of another party's executed counterpart of this Agreement (or its signature page thereof) will be deemed to be an executed original thereof.

7.7 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

7.8 Severability. If any part of this Agreement is construed to be in violation of any law, such part shall be modified to achieve the objective of the parties to the fullest extent permitted and the balance of this Agreement shall remain in full force and effect.

7.9 Rules of Construction. Unless the context otherwise requires, references to sections or subsections refer to sections or subsections of this Agreement.

7.10 Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, representations, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

7.11 No Public Announcement; No Disclosure. The parties shall not make any public announcement concerning this Agreement, their discussions or any other documents or communications concerning the transactions contemplated hereby unless advised by counsel that such disclosure is required by law (in which case the party so advised will promptly notify the other party). Except as permitted by the preceding sentence, without the prior consent of the Buyer, the Seller, including his affiliates or agents, will not discuss the existence or terms of this Agreement, except to their respective legal, financial and accounting advisors who have a need to know such information solely for the purposes of assisting their respective clients with regard to the transactions contemplated hereby.

7.12 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Illinois, without regard to principles of conflicts of law.

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IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement on the date first written above.

THE SELLER:

____
Leon Frenkel

THE BUYER:

ST. GEORGE INVESTMENTS, LLC

By: ____________________________
John Fife, Manager

Acknowledged and Agreed to by the Company:

DRINKS AMERICAS HOLDINGS, LTD.

By: ____________________________
Name: [illegible]
Title: CEO

[Signature page to Note Purchase Agreement]